LETTER OF TRANSMITTAL
Compton Petroleum Finance Corporation
Offer to Exchange US$300,000,000 of its
7 5/8% Senior Notes due 2013 (the “Exchange Notes”)
which have been registered under the Securities Act of 1933, as amended, for US$300,000,000 of its outstanding
7 5/8% Senior Notes due 2013
(the “Initial Notes”)
Pursuant to the Prospectus, dated [                              ]
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [                    ] OR SUCH LATER DATE AND TIME TO WHICH THE EXCHANGE OFFER MAY BE EXTENDED (THE “EXPIRATION DATE”).
The Exchange Agent for the Exchange Offer is
The Bank of Nova Scotia Trust Company of New York
Deliveries should be made as follows:
By Mail, Overnight Courier or Hand:
The Bank of Nova Scotia Trust Company of New York
One Liberty Plaza, 23rd Floor
New York, NY 10006
Attention: Pat Keane
By Facsimile for Eligible Institutions (as defined in Instruction 4):
(212) 225-5436
For confirmation and/or information call:
(212) 225-5427
Attention: Pat Keane
      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.
PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING ANY BOX BELOW
      List below the Initial Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Initial Notes should be listed on a separate signed schedule and then affixed to this Letter of Transmittal.

DESCRIPTION OF INITIAL NOTES	(1)	(2)	(3)

Principal Amount
Name(s) and Address(es) of Registered Holder(s)		Principal	of Initial Notes
(Please fill in, if blank, exactly as name(s) appear(s) on	Certificate	Amount of	Tendered
Initial Note(s))	Number(s)*	Initial Notes	(if less than all)**

* Need not be completed by book-entry holders.
** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Initial Notes.

      The undersigned acknowledges that he or she has received and reviewed the prospectus, dated [                    ] (the “Prospectus”), of Compton Petroleum Finance Corporation, an Alberta corporation (“Compton”), and this Letter of Transmittal (the “Letter”), which together constitute Compton’s offer (the “Exchange Offer”) to exchange up to US$300,000,000 aggregate principal amount of its 7 5/8% Senior Notes due 2013 (the “Exchange Notes”), which have been registered under the Securities Act, for a like principal amount of Compton’s issued and outstanding 7 5/8% Senior Notes due 2013 (the “Initial Notes”).
      The undersigned has completed the appropriate boxes above and below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.
      This Letter is to be used either if certificates of Initial Notes are to be forwarded herewith or if delivery of Initial Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (the “DTC”), pursuant to the procedures set forth in “The Exchange Offer — Terms of the Exchange Offer” and “The Exchange Offer — Procedures for Tendering Initial Notes” in the Prospectus. Delivery of this Letter and any other required documents should be made to the Exchange Agent. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.
      Holders whose Initial Notes are not immediately available or who cannot deliver their Initial Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Initial Notes according to the guaranteed delivery procedure set forth in the Prospectus under the captions “The Exchange Offer — Terms of the Exchange Offer” and “The Exchange Offer — Procedures for Tendering Initial Notes.” See Instruction 1.

☐	CHECK HERE IF INITIAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
Name of Tendering Institution

Account Number

Transaction Code Number

☐	CHECK HERE IF INITIAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:
Name of Registered Holder(s)

Name of Eligible Institution that Guaranteed Delivery

If delivered by book-entry transfer:
Account Number

Date of execution of Notice of Guaranteed Delivery

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
Name:

Address:

      If the undersigned is not a broker-dealer, the undersigned represents that it is acquiring the Exchange Notes in the ordinary course of business of the undersigned, that it is not engaged in, and does not intend to engage in, or has no arrangement or understanding with any person to participate in, a distribution of the Exchange Notes, and that it is not an “affiliate” of Compton within the meaning of Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”). If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Initial Notes that were acquired as a result of market-making activities or other trading activities, it may be deemed to be an “underwriter” within the meaning of the Securities Act and must acknowledge that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
Ladies and Gentlemen:
      Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Compton the aggregate principal amount of Initial Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Initial Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, Compton all right, title and interest in and to such Initial Notes as are being tendered hereby.
      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Initial Notes being tendered as set forth in this Letter and that Compton will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by Compton. The undersigned will, upon request, execute and deliver any additional documents deemed by Compton or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Initial Notes tendered hereby.
      The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption “The Exchange Offer — Conditions to the Exchange Offer.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by Compton) as more particularly set forth in the Prospectus, Compton may not be required to exchange any of the Initial Notes tendered hereby and, in such event, the Initial Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.
      By tendering, each holder of Initial Notes represents to Compton that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is such holder, (ii) neither the holder of Initial Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, (iii) if the holder or any such other person is not a broker-dealer or is a broker-dealer but will not receive Exchange Notes for its own account in exchange for Initial Notes, it is not engaged in and does not intend to participate in a distribution of the Exchange Notes, (iv) neither the holder nor any such other person is an “affiliate” of Compton within the meaning of Rule 405 under the Securities Act of 1933, as amended, or, if such person is such an “affiliate,” that such person may not rely on the applicable interpretations of the staff of the U.S. Securities and Exchange Commission set forth in no-action letters described under “The Exchange Offer — Resale of the Exchange Notes” in the Prospectus and will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (v) the undersigned is resident in the jurisdiction set forth as the “Registered Holder(s) Address” on the face page of this Letter of Transmittal, and (vi) if Registered Holder is resident in or otherwise subject to the laws of Canada, that such Registered Holder is an “accredited investor” as such term is defined in National Instrument 45-106 entitled “Prospectus and Registration Exemptions”. If the tendering holder or any such other person is a broker-dealer (whether or not it is also an “affiliate” of Compton within the meaning of Rule 405 under the Securities Act) that will receive Exchange Notes for its own account in exchange for Initial Notes, it represents that the Initial Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities, and acknowledges that it will deliver a prospectus, as requested by law, meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes, the undersigned is not deemed to admit that it is an “underwriter” within the meaning of the Securities Act.
      For purposes of the Exchange Offer, Compton shall be deemed to have accepted validly tendered Initial Notes when and if Compton has given oral or written notice of such acceptance to the Exchange Agent and complied with the applicable provisions of the Registration Rights Agreement. If any tendered Initial Notes are not accepted for exchange pursuant to the Exchange Offer for any reason or if Initial Notes are submitted for a greater stated amount at maturity than the holder desires to exchange, such unaccepted or non-exchanged Initial Notes will be returned without expense to the tendering holder of such Initial Notes (or, in the case of Initial Notes tendered by book-entry transfer into the Exchange Agent’s account at the Book-Entry Transfer Facility pursuant to customary book-entry transfer procedures, such non-exchanged notes will be credited to an account maintained with such Book-Entry Transfer Facility) as promptly as practicable after the expiration or termination of the Exchange Offer.
      All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter.

      The undersigned understands that tenders of the Initial Notes pursuant to the instructions hereto and Compton’s acceptance of the notes will constitute a binding agreement between the undersigned and Compton in accordance with the terms and subject to the conditions of the Exchange Offer.
      Unless otherwise indicated in the box entitled “Special Issuance Instructions” below, please issue the Exchange Notes (and, if applicable, substitute certificates representing Initial Notes for any Initial Notes not exchanged) in the name of the undersigned. Similarly, unless otherwise indicated in the box entitled “Special Delivery Instructions” below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing Initial Notes for any Initial Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Initial Notes.” In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Initial Notes accepted for exchange, and return any Initial Notes not tendered or not exchanged, in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that Compton has no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Initial Notes from the name of the registered holder thereof if Compton does not accept for exchange any of the Initial Notes so tendered.
      THE BOOK-ENTRY TRANSFER FACILITY, AS THE HOLDER OF RECORD OF CERTAIN INITIAL NOTES, HAS GRANTED AUTHORITY TO BOOK-ENTRY TRANSFER FACILITY PARTICIPANTS WHOSE NAMES APPEAR ON A SECURITY POSITION LISTING WITH RESPECT TO SUCH INITIAL NOTES AS OF THE DATE OF TENDER OF SUCH INITIAL NOTES TO EXECUTE AND DELIVER THE LETTER OF TRANSMITTAL AS IF THEY WERE THE HOLDERS OF RECORD. ACCORDINGLY, FOR PURPOSES OF THIS LETTER OF TRANSMITTAL, THE TERM “HOLDER” SHALL BE DEEMED TO INCLUDE SUCH BOOK-ENTRY TRANSFER FACILITY PARTICIPANTS.
      THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF INITIAL NOTES” ABOVE AND SIGNING THIS LETTER AND DELIVERING SUCH NOTES AND THIS LETTER TO THE EXCHANGE AGENT, WILL BE DEEMED TO HAVE TENDERED THE INITIAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING HOLDERS)
(Complete Accompanying Substitute Form W-9)

Dated:

X

X

Signature(s) of Owner(s)/or Authorized Signatory	Date

Area Code and Telephone Number:

      If a holder is tendering any Initial Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Initial Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.
Name(s)

(Please Type or Print)
Capacity:

Address:

(Include Zip Code)
SIGNATURE GUARANTEE
(If required by Instruction 3)
Signature(s) Guaranteed by
an Eligible Institution:

(Authorized Signature)

(Title)

(Name of Firm)
Dated:

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 3 and 4)
   To be completed ONLY if certificates for Exchange Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear on this Letter above.
Issue: Exchange Notes to:
Name(s):

(Please Type or Print)

(Please Type or Print)
Address:

(Zip Code)
Social Security Number:

(Complete Substitute Form W-9)
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3 and 4)
   To be completed ONLY if certificates for Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled “Description of Initial Notes” on this Letter above.
Mail: Exchange Notes to:
Name(s):

(Please Type or Print)

(Please Type or Print)

Address:

(Zip Code)
IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT’S MESSAGE (IN EACH CASE, TOGETHER WITH THE CERTIFICATE(S) FOR INITIAL NOTES OR A CONFIRMATION OF BOOK-ENTRY TRANSFER OF SUCH INITIAL NOTES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER.
1.     Delivery of this Letter of Transmittal and Certificates.
      The certificates for the tendered Initial Notes (or a confirmation of a book-entry into the Exchange Agent’s account at DTC of all Initial Notes delivered electronically), as well as a properly completed and duly executed copy of this letter of transmittal or facsimile thereof and any other documents required by this letter of transmittal, must be received by the Exchange Agent at its address set forth on page 1 prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Initial Notes, this letter of transmittal and all other required documents to the Exchange Agent is at the election and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No letter of transmittal or Initial Notes should be sent to Compton.
      Holders who wish to tender their Initial Notes and (i) whose Initial Notes are not immediately available or (ii) who cannot deliver their Initial Notes, this letter of transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Initial Notes and follow the guaranteed delivery procedures set forth in the Prospectus. Those procedures require that: (i) tender be made by and through an eligible institution; (ii) on or prior to the Expiration Date, the Exchange Agent receives from this eligible institution a properly completed and duly executed letter of transmittal, or an agent’s message, with any required signature guarantees, and a properly completed and duly executed notice of guaranteed delivery, substantially in the form provided; (a) setting forth the name and address of the holder of the Initial Notes being tendered; (b) stating that the tender is being made; and (c) guaranteeing that within three New York Stock Exchange trading days after the date of execution of the notice of guaranteed delivery, the certificates for all physically tendered Initial Notes, in proper form for transfer, or a book-entry confirmation, and any other documents required by the letter of transmittal, will be deposited by the eligible institution with the Exchange Agent; (iii) The Exchange Agent receives the certificates for the Initial Notes, in proper form for transfer or a book-entry confirmation, and all other documents required by the letter of transmittal, are received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the notice of guaranteed delivery. Any holder of Initial Notes who wishes to tender Initial Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date.
      All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Initial Notes will be determined by Compton in its sole discretion, which determination will be final and binding. Compton reserves the absolute right to reject any and all Initial Notes not properly tendered or any Initial Notes Compton’s acceptance of which would, in the opinion of counsel for Compton, be unlawful. Compton also reserves the absolute right to waive any defects, irregularities or conditions of tender as to particular Initial Notes. Compton’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this letter of transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Initial Notes must be cured within such time as Compton shall determine. Although Compton intends to notify holders of defects or irregularities with respect to tenders of Initial Notes, neither Compton, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Initial Notes, nor shall any of them incur any liability or failure to give such notification. Tenders of Initial Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Initial Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost by the Exchange Agent to the tendering holders of Initial Notes, unless otherwise provided in this letter of transmittal, as soon as practicable following the expiration or termination of the Exchange Offer.
2.     Partial Tenders.
      If less than all Initial Notes are tendered, the tendering holder should fill in the number of Initial Notes tendered in the third column or the fourth column, as the case may be, of the chart entitled “Description of Initial Notes.” All Initial Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If not all Initial Notes are tendered, a certificate or certificates representing Exchange Notes issued in exchange of any Initial Notes tendered and accepted will be sent to the holder at its registered address, unless a different address is provided in the appropriate box in this letter of transmittal or unless tender is made through DTC, promptly after the Initial Notes are accepted for exchange. Tenders of Initial Notes will be accepted only in authorized denominations of US$1,000.

3.     Withdrawals.
      Any holder who has tendered Initial Notes may withdraw the tender by delivering a written or facsimile notice of withdrawal to the Exchange Agent prior to 5:00 p.m. on the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal must (i) specify the name of the person having tendered the Initial Notes to be withdrawn, (ii) identify the Initial Notes to be withdrawn (including the certificate number or numbers and principal amount of such Initial Notes), (iii) be signed by the holder in the same manner as the original signature on the Letter by which such Initial Notes were tendered or as otherwise set forth in Instruction 4 below (including any required signature guarantees), or be accompanied by documents of transfer sufficient to have the Trustee (as defined in the Prospectus) register the transfer of such Initial Notes pursuant to the terms of the Indenture into the name of the person withdrawing the tender and (iv) specify the name in which any such Initial Notes are to be registered, if different from that of the holder. If Initial Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the participant’s account at the book-entry transfer facility to be credited, if different from that of the holder, with the withdrawn Initial Notes or otherwise comply with the book-entry transfer facility’s procedures. See “The Exchange Offer — Withdrawal Rights” in the Prospectus.
4.     Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures.
      If this Letter is signed by the registered holder of the Initial Notes tendered hereby, the signature must correspond with the name as written on the face of the certificates without alteration, enlargement or any change whatsoever.
      If this Letter is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the holder of the Initial Notes.
      If this letter of transmittal (or a copy of this letter of transmittal) is signed by the registered holder of Initial Notes tendered and the certificates for Exchange Notes issued in exchange therefor are to be issued (or certificates for any untendered Initial Notes are to be reissued) to the registered holder, such holder need not and should not endorse any tendered Initial Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Initial Notes tendered or transmit a properly completed separate bond power with this letter of transmittal, with the signature on the endorsement or bond power guaranteed by an Eligible Institution.
      If this Letter or any Initial Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing. Unless waived by us, evidence satisfactory to us of their authority to so act must also be submitted with the Letter of Transmittal.
      If any tendered Initial Notes are owned of record by two or more joint owners, all such owners must sign this Letter.
      The signatures on this Letter or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor” institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an “Eligible Institution”), unless the Initial Notes are tendered: (i) by a registered holder (or by a participant in DTC whose name appears on a security position listing as the owner) who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter and the Exchange Notes are being issued directly to such registered holder (or deposited into the participant’s account at DTC), or (ii) for the account of an Eligible Institution.
5.     Special Issuance and Delivery Instructions.
      Tendering holders of Initial Notes should indicate in the applicable spaces the name and address to which Exchange Notes issued pursuant to the Exchange Offer are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, any Exchange Notes will be issued in the name of, and delivered to, the name or address of the person signing this Letter and any Initial Notes not accepted for exchange will be returned to the name or address of the person signing this Letter.
6.     Backup Federal Income Tax Withholding and Substitute Form W-9.
      United States federal income tax laws generally require that a tendering holder provides the Exchange Agent with such holder’s correct Taxpayer Identification Number (“TIN”) on the Substitute Form W-9 below, which, in the case of a holder who is an individual, is his or her social security number. If the tendering holder is a nonresident alien or a foreign entity, other requirements (as described below) will apply.

      Under the United States federal income tax laws, payments that may be made by Compton on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to “backup withholding” at the specified rate, currently 28%. In order to avoid backup withholding of United States income tax on such payments, each tendering holder should complete and sign the Substitute Form W-9 included in this Letter and certify, under penalties of perjury, that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN), and that the holder is not subject to backup withholding because (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service (the “IRS”) that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the IRS has notified the holder that the holder is no longer subject to backup withholding. If a holder has been notified by the IRS that such holder is subject to backup withholding, such holder must cross out item (2) of the certification box of the Substitute W-9, unless such holder has since been notified by the IRS that it is no longer subject to backup withholding. If the Notes are in more than one name or are not in the name of the actual owner, such holder should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for information on which TIN to report. If the correct TIN is not provided, or if any other information is not correctly provided, a $50 penalty may be imposed on the holder by the IRS and payments made by Compton on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the specified rate, currently 28%.
      The TIN for an individual United States citizen or resident is generally the individual’s social security number; the TIN for non-individual United States persons is generally such person’s employer identification number. If a holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN and write “Applied For” in the space reserved for the TIN in Part I of the Substitute Form W-9. Such holder should also sign and date the Certificate of Awaiting Taxpayer Identification Number. Note: Writing “Applied For” on the IRS Substitute Form W-9 means that such holder has already applied for the TIN or that such holder intends to apply for one in the near future. If “Applied For” is written in the space reserved for the TIN and such holder does not provide its TIN to the Exchange Agent within 60 days, backup withholding may result at the specified rate, currently 28%, on the gross amount of payments made until a TIN is provided.
      Exempt persons (including, among others, corporations and certain holders that are not U.S. persons nor U.S. resident aliens (“foreign holders”) are not subject to backup withholding and reporting requirements. An exempt holder should enter the holder’s name, address, status and TIN on the face of the Substitute Form W-9 and write “EXEMPT” on the face of Part II of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Exchange Agent. See the enclosed W-9 Guidelines for additional instructions. A foreign holder should not complete the Substitute Form W-9. In order for a foreign holder to qualify as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8BEN), signed under penalties of perjury, attesting as to that status. Please refer to the enclosed W-9 Guidelines. A holder should consult its own tax advisor as to the holder’s qualification for an exemption from backup withholding and the procedure for obtaining such exemption.
      Backup withholding is not an additional United States income tax. Rather, the United States federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the IRS.
      For further information regarding backup withholding and instructions for completing Substitute Form W-9, consult the enclosed W-9 Guidelines.
      A tendering holder that is a nonresident alien or foreign entity must submit the appropriate completed IRS Form W-8 (generally IRS Form W-8BEN) to avoid backup withholding. The appropriate form may be obtained via the IRS website at www.irs.gov or by contacting the Exchange Agent at the address on the face of this Letter.
      FAILURE TO COMPLETE IRS SUBSTITUTE FORM W-9, IRS FORM W-8BEN OR ANOTHER APPROPRIATE FORM MAY RESULT IN BACKUP WITHHOLDING AT THE SPECIFIED RATE, CURRENTLY 28%, ON ANY PAYMENTS MADE TO A HOLDER PURSUANT TO THE EXCHANGE OFFER.
7.     Transfer Taxes.
      Compton will pay all transfer taxes, if any, applicable to the exchange of Initial Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes, or certificates representing Initial Notes for stated amounts at maturity not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Initial Notes being tendered, or if transfer taxes are imposed for any reason other than the exchange of Initial Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be deducted from payments to the tendering holder unless satisfactory evidence of payment of such taxes or exemption therefrom is submitted herewith.
      Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Initial Notes specified in this Letter.
8.     Waiver of Conditions.
      Conditions enumerated in the Prospectus may be waived by Compton, in whole or in part, at any time from time to time in its reasonable discretion.
9.     No Conditional Tenders.
      No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Initial Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Initial Notes for exchange.
      Neither Compton nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.
10.     Inadequate Space.
      If the space provided herein is inadequate, the aggregate principal amount of Initial Notes being tendered and the certificate number or numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter.
11.     Mutilated, Lost, Stolen or Destroyed Initial Notes.
      If any certificate has been lost, mutilated, destroyed or stolen, the holder should promptly notify the Exchange Agent at the telephone number indicated above. The holder will then be instructed as to the steps that must be taken to replace the certificate(s). This Letter and related documents cannot be processed until the Initial Notes have been replaced.
12.     Requests for Assistance or Additional Copies.
      Questions relating to the Exchange Offer, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent at the address and telephone number indicated above.
[Remainder of page intentionally left blank]

TO BE COMPLETED BY TENDERING HOLDERS THAT ARE U.S. PERSONS
(INCLUDING U.S. RESIDENT ALIENS)
(See Instruction 6 above and “Guidelines for Certification of TIN on Substitute Form W-9” below)

PAYER’S NAME: COMPTON PETROLEUM FINANCE CORPORATION

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN) and Certification	PART I — PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for instructions.	Social Security Number(s) OR Employer Identification Number(s) (If awaiting TIN, write “Applied For”)

Please Fill in Your Name, Address and Status Below Name: Address (Number and Street) City, State and Zip Code Status (individual, corporation, partnership, other)	PART II — FOR PAYEE’S EXEMPT FROM BACKUP WITHHOLDING (SEE ENCLOSED GUIDELINES)
PART III — CERTIFICATION — UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).

Signature:

  Date:

CERTIFICATION GUIDELINES — You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of under reporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payer, the specified rate of all payments made to me shall be retained until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty (60) days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and the specified rate of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature:	Date:

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF THE SPECIFIED RATE OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
Guidelines for Determining the Proper Identification Number to Give the Payer. — Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

					Give the
		Give the			EMPLOYER
		SOCIAL SECURITY			IDENTIFICATION
For this type of account:		NUMBER OF —	For this type of account:		NUMBER OF —

1.	An individual’s account	The individual	6.	A valid trust, estate, or pension trust	The legal entity (do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title). (4)
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	7.	Corporate account or LLC electing corporate status on Form 8832	The corporation
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	8.	Association, club, religious, charitable, educational or other tax-exempt organization account	The organization
4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor- trustee(1)	9.	Partnership account or multi- member LLC	The partnership
	b. So-called trust account that is not a legal or valid trust under State law	The actual owner (1)
5.	Sole proprietorship account or single-owner LLC	The owner(3)	10.	A broker or registered nominee	The broker or nominee
			11.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

1	List first and circle the name of the person whose number you furnish.

2	Circle the minor’s name and furnish the minor’s social security number.

3	You must show your individual name, but you may also enter your business name or “doing business as” name. You may use either your Social Security number or your Employer Identification number (if you have one).

4.	List first and circle the name of the legal trust, estate, or pension trust.

NOTE:	If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

Obtaining a Number
If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number. U.S. resident aliens who cannot obtain a social security number must apply for an ITIN (individual taxpayer identification number) on Form W-7, Application for IRS Individual Taxpayer Identification Number.
Payees Exempt from Backup Withholding
Payees exempted from backup withholding on ALL payments including the following:

•	An organization exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), or any IRA or a custodial account under Section 403(b)(7) of the Code, if the account satisfies the requirements of Section 401(f)(2) of the Code.
•	The United States or any agency or instrumentality thereof.
•	A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
•	An international organization or any agency or instrumentality thereof.
    Other payees that may be exempt from backup withholding include:

•	A corporation.
•	A financial institution.
•	A futures commission merchant registered with the Commodity Futures Trading Commission.
•	A middleman known in the investment community as a nominee or custodian.
•	A dealer in securities or commodities required to register in the U.S., the District of Columbia or a possession of the U.S.
•	A real estate investment trust.
•	A common trust fund operated by a bank under Section 584(a) of the Code.
•	A trust exempt from tax under Section 664 of the Code, or a trust described in Section 4947 of the Code.
•	An entity registered at all times during the tax year under the Investment Company Act of 1940.
•	A foreign central bank of issue.
Payments Exempt from Backup Withholding
Payment of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under Section 1441 of the Code.
•	Payments to partnerships not engaged in a trade or business in the U.S. and that have at least one nonresident alien partner.
•	Payments of patronage dividends where the amount received is not paid in money.
•	Payments made by certain foreign organizations.
Payments of interest not generally subject to backup withholding include the following:

•	Payment of interest on obligations issued by individuals.
Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.
•	Payment of tax-exempt interest (including exempt interest dividends under Section 852 of the Code).
•	Payment described in Section 6049(b)(5) of the Code to nonresident aliens.
•	Payments on tax-free covenant bonds under Section 1451 of the Code.
•	Payments made by certain foreign organizations.
Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH THE PAYER A COMPLETED INTERNAL REVENUE FORM W-8 (CERTIFICATE OF FOREIGN STATUS).
    Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041A(a), 6045, and 6050A of the Code and the regulations promulgated thereunder.
Privacy Act Notice — Section 6109 of the Code requires most recipients of dividends, interest, or other payments to give correct taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states and the District of Columbia to carry out their tax laws. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% (or such other rate specified by the Code) of taxable interest, dividends, and certain other payments to a payee who does not furnish a correct taxpayer identification number to a payer. Certain penalties may also apply.
Penalties
(1) Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
(4) Misuse of TINs. — If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.